CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS (I) NOT MATERIAL, AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMISSIONS ARE MARKED [***].
Exhibit 10.2
TWELFTH AMENDMENT TO AGREEMENT OF LEASE

DATED THIS 22nd DAY OF MAY, 2020

BY AND BETWEEN

    THE BUNCHER COMPANY, as Landlord, a Pennsylvania corporation having its principal office in the City of Pittsburgh, Allegheny County, Pennsylvania,

AND

    HAEMONETICS CORPORATION, as Tenant, a Massachusetts corporation having its principal place of business in the City of Boston, Suffolk County, Massachusetts.

    WHEREAS, the parties hereto have entered into that certain Agreement of Lease dated July 17, 1990; as amended by First Amendment to Agreement of Lease dated April 30, 1991; by Second Amendment to Agreement of Lease dated October 18, 2000; by Third Amendment to Agreement of Lease dated March 23, 2004; by Fourth Amendment to Agreement of Lease dated March 12, 2008; by Fifth Amendment to Agreement of Lease dated October 1, 2008; by Sixth Amendment to Agreement of Lease made as of January 8, 2010; by Seventh Amendment to Agreement of Lease made as of March 31, 2011; by letter agreement dated January 27, 2012; along with the renewal letter dated June 8, 2010, exercising the renewal option for the Fourth Renewal Term pursuant to paragraph 3 of the Sixth Amendment to Agreement of Lease; by Eighth Amendment to Agreement of Lease dated February 26, 2013; by Ninth Amendment to Agreement of Lease dated March 12, 2014; by Tenth Amendment to Agreement of Lease dated as of May 31, 2017; and by Eleventh Amendment to Agreement of Lease dated as of March 2, 2018 (hereinafter collectively the “Lease”);
    WHEREAS, the “Leased Premises” covered by the Lease is 89,177 agreed-upon rentable square feet of space in Buncher Commerce Park, Leetsdale Borough, Allegheny County, Pennsylvania, which is allocated as follows: (a) 81,929 agreed-upon rentable square feet of space in Buildings 18 and 18A; (b) 5,672 agreed-upon rentable square feet of space in the Parking Area; (c) 809 agreed-upon rentable square feet of space in the Building 18 Expansion Space; and (d) 767 agreed-upon rentable square feet of space in the Building 18 Second Expansion Space;
    WHEREAS, all terms defined in the Lease and used therein shall have the same meaning herein as in the Lease unless otherwise provided herein; and
    WHEREAS, the parties hereto desire to amend the Lease to (i) extend the term of the Lease for six (6) additional months (the “Fourth Extended Term”); (ii) restate the monthly rental for the Leased Premises during the Third Extended Term and to establish the monthly rental during the Fourth Extended Term; and (iii) amend existing Lease provisions and to incorporate additional provisions into the Lease to reflect the intentions of the parties.

    NOW, THEREFORE, in consideration of the premises and intending to be legally bound, the parties hereto promise, covenant and agree that the Lease be and is hereby amended as follows:

1.    TERM: The Lease and the term thereof are hereby extended for the Fourth Extended Term to commence immediately following the expiration of the Third Extended Term of the Lease, i.e. July 1, 2021. The expiration date of the term of the Lease, as extended by the Fourth Extended Term, is hereby changed from June 30, 2021, to December 31, 2021.

    2.    RENT: Tenant shall pay to Landlord as rental for the Leased Premises the following amounts at the following times:

A.     Tenant shall continue to pay to Landlord on the first (1st) day of each calendar month during the balance of the Third Extended Term of the Lease until and including June 1, 2021, the amount of $[***] as monthly rental for the Building 18, Building 18A, and the Parking Area portions of the Leased Premises.

B.     Tenant shall continue to pay to Landlord on the first (1st) day of each calendar month during the balance of the Third Extended Term of the Lease until and including June 1, 2021 as monthly rental for the Building 18 Expansion Space and the Building 18 Second Expansion Space portions of the Leased Premises the amount of $[***], and on July 1, 2021 and continuing on the first (1st) day of each succeeding calendar month during the Fourth Extended Term of the Lease, Tenant shall pay to Landlord as monthly rental for the Building 18 Expansion Space and the Building 18 Second Expansion Space portions of the Leased Premises the amount of $[***].

C.    Beginning on July 1, 2021 and continuing on the first (1st) day of each succeeding calendar month thereafter during the Fourth Extended Term of the Lease, Tenant shall pay to Landlord as monthly rental for the Building 18, Building 18A, and the Parking Area portions of the Leased Premises the amount of $[***].

    The monthly rentals as set forth herein shall be payable in advance, without demand, deduction or set off. All rentals and other amounts payable under the Lease shall be paid to The Buncher Company at P. O. Box 768, Pittsburgh, Pennsylvania 15230-0768 or at such other place or to such other party as may be designated by Landlord in writing.

    If any installment of monthly rental or additional rental becomes overdue for a period in excess of ten (10) business days, Tenant shall pay interest at a monthly rate equal to one percent (1%) accruing from the due date to the date of payment thereof. Such interest shall constitute additional rental due and payable to Landlord by Tenant. The interest charge will be in addition to, and not in lieu of, any other remedy Landlord may have under the Lease. If there are accrued and unpaid rental amounts, all payments of monthly rental and additional rental shall be applied in such order as Landlord shall determine.

    3.    RENEWAL OPTION: Effective on the date hereof, paragraph 4 (Renewal Option) of the Eleventh Amendment to Agreement of Lease dated as of March 2, 2018 (the “Eleventh Amendment”) is hereby deleted and is of no further force and effect.

    4.    ADDITIONAL TENANT IMPROVEMENT ALLOWANCE: Landlord and Tenant acknowledge and agree that, as of the date of this Twelfth Amendment to Agreement of Lease, the remaining balance of the Additional Tenant Improvement Allowance (as described in paragraph 5 (Tenant Improvement Allowance) of the Eleventh Amendment) that can be applied to the Additional Tenant’s Work (as defined in the Eleventh Amendment) is $[***].

    The third grammatical sentence of paragraph 5 (Tenant Improvement Allowance) of the Eleventh Amendment is hereby amended to read as follows:

    “Any unused amount of the Additional Tenant Improvement Allowance shall be credited against rental in reverse order beginning with the last month of the Fourth Extended Term”.

    Additionally, all language following the third grammatical sentence of said paragraph 5, as amended hereby, is hereby deleted in its entirety and is of no further force and effect.

    5.    CONFESSION OF JUDGMENT:    Tenant hereby restates and ratifies section 17 (Confession of Judgment) of the Agreement of Lease dated July 17, 1990:

    THE FOLLOWING PARAGRAPHS SET FORTH WARRANTS OR AUTHORITY FOR AN ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT IN THE EVENT OF A DEFAULT BY TENANT AS DESCRIBED BELOW. IN GRANTING THESE WARRANTS OF ATTORNEY TO CONFESS JUDGMENT AGAINST TENANT, TENANT HEREBY KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY AND ON THE ADVICE OF SEPARATE COUNSEL OF TENANT, UNCONDITIONALLY WAIVES ANY AND ALL RIGHT THAT TENANT HAS OR MAY HAVE TO PRIOR NOTICE AND OPPORTUNITY FOR A HEARING UNDER THE CONSTITUTION AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA. USE OF THESE WARRANTS OF ATTORNEY SHALL NOT EXHAUST THE SAME OR THE POWER TO THEREAFTER CONFESS JUDGMENTS, AS A CONTINUING REMEDY, TO BE USED AS OFTEN AS IT MAY BE REQUIRED, AND NOTWITHSTANDING ANY LAW OR RULE TO THE CONTRARY, A REPRODUCED COPY OF THIS INSTRUMENT CERTIFIED BY AN ATTORNEY OF ANY COURT OF RECORD TO BE TRUE AND CORRECT SHALL BE SUFFICIENT EVIDENCE OF THE CONTENTS HEREOF FOR THE PURPOSES HEREINAFTER SET FORTH.

FOR VALUE RECEIVED AND FORTHWITH ON EVERY DEFAULT HEREUNDER OR ON ANY AND EVERY BREACH OF COVENANT HEREIN, TENANT HEREBY EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE UNITED STATES OR ELSEWHERE TO APPEAR FOR TENANT AND WITH OR WITHOUT DECLARATION FILED, CONFESS JUDGMENT OR A SERIES OF JUDGMENTS AGAINST TENANT AND IN FAVOR OF LANDLORD, ITS SUCCESSORS OR ASSIGNS, AS OF ANY TERM FOR THE FULL SUM DUE BY REASON OF ANY DEFAULT HEREUNDER, INCLUDING UNPAID RENT FOR THE BALANCE OF THE TERM OF THE LEASE, TOGETHER WITH COSTS OF SUIT AND REASONABLE ATTORNEYS’ FEES. TENANT FURTHER AUTHORIZES THE ISSUANCE OF WRITS OF EXECUTION AS LANDLORD MAY ELECT UPON ANY SUCH JUDGMENT OR JUDGMENTS, WITH RELEASE OF ALL ERRORS AND WITHOUT STAY OF EXECUTION AND INQUISITION, AND EXTENSION UPON ANY LEVY OF REAL ESTATE IS HEREBY WAIVED AND CONDEMNATION AGREED TO AND THE EXEMPTION OF ANY AND ALL PROPERTY FROM LEVY OR SALE BY VIRTUE OF ANY LAW NOW IN FORCE OR HEREINAFTER ENACTED IS ALSO EXPRESSLY WAIVED.

FOR THE PURPOSE OF OBTAINING POSSESSION OF THE LEASED PREMISES IN THE EVENT OF THE FAILURE OF TENANT TO VACATE THE LEASED PREMISES ON OR BEFORE THE EXPIRATION OF THE TERM OF THE LEASE, AS MAY BE EXTENDED, OR PRIOR TO THE EXPIRATION OF THE TERM OF THE LEASE IN THE EVENT OF DEFAULT, TENANT HEREBY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE UNITED STATES OR ELSEWHERE, TO APPEAR FOR TENANT AND ALL PERSONS CLAIMING UNDER OR THROUGH TENANT, TO SIGN AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN AMICABLE ACTION IN EJECTMENT FOR POSSESSION OF THE LEASED PREMISES, AND/OR TO APPEAR FOR AND CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, AGAINST TENANT, AND AGAINST ALL PERSONS CLAIMING UNDER OR THROUGH TENANT IN FAVOR OF LANDLORD, FOR RECOVERY BY LANDLORD OF POSSESSION THEREOF, TOGETHER WITH COSTS OF SUIT AND REASONABLE ATTORNEYS’ FEES, FOR WHICH THE LEASE, OR A COPY THEREOF VERIFIED BY AFFIDAVIT, SHALL BE A SUFFICIENT WARRANT; AND THEREUPON A WRIT OF POSSESSION MAY IMMEDIATELY ISSUE FOR POSSESSION OF THE LEASED PREMISES, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER AND WITHOUT ANY STAY OF EXECUTION.

HAEMONETICS CORPORATION

By:	/s/ William P. Burke
Name:	William P. Burke
Title:	CFO

    6.    NOTICES: Section 20 (Notices) of the Agreement of Lease dated July 17, 1990, is hereby made null and void and of no further force and effect and paragraph 7 below shall be given full force and effect.

    7.    NOTICES: All notices, demands and requests which may be or are required to be given under the Lease shall be given in writing and shall be deemed to have been duly given as of the date sent (a) if mailed by postage prepaid, first class, United States registered or certified mail, return receipt requested, or (b) if deposited with receipt with Federal Express or other nationally recognized overnight courier. All notices, demands, and requests shall be sent to each of the parties at the following addresses, or to such other addresses as either party hereto may for itself designate in writing from time to time for the purpose of receiving notices hereunder:

LANDLORD:                TENANT:

The Buncher Company        Haemonetics Corporation
Penn Liberty Plaza I            125 Summer Street
1300 Penn Avenue, Suite 300    Boston, Massachusetts 02110
Pittsburgh, PA 15222-4211    Attention: SVP, Global Business Services
realestategroup@buncher.com

                    With a copy to:

                    Haemonetics Corporation
                    125 Summer Street
                    Boston, Massachusetts 02110
                    Attention:  Executive Vice President and General                          Counsel

    8.    BROKERAGE: Except as provided below, Landlord and Tenant each hereby warrants to the other that no real estate broker has been involved in this transaction on its behalf and that no finder’s fees or real estate commissions have been earned by any third party. Tenant hereby agrees to indemnify Landlord and Landlord hereby agrees to indemnify Tenant for any liability or claims for commissions or fees, including reasonable attorneys’ fees and costs, arising from a breach of this warranty by such party. The only real estate broker involved in this transaction is Hannah Langolz Wilson Ellis, whose commission or fee with respect to this transaction, if any, shall be paid by Tenant.

    9.    TENANT’S ACKNOWLEDGMENT: Tenant hereby acknowledges that as of the date of this Twelfth Amendment to Agreement of Lease, Landlord is not in default of any of its obligations under the Lease, and Tenant has no claims, counterclaims, offsets or defenses with respect to Landlord’s obligations under the Lease.

    10.    AUTHORIZATION: Tenant and Landlord each hereby represent and warrant that it has full authority to enter into, deliver, and perform its obligations hereunder; that the individual executing this Twelfth Amendment to Agreement of Lease on behalf of such party has full authority to legally bind such party; that nothing herein conflicts with either of the party’s governing documents or any of its commitments or obligations; and that no consent or approval of any third party is required to perform its obligations hereunder.

    11.    NO OTHER MODIFICATIONS: Except as amended hereby, all terms and conditions of the Lease shall remain in full force and effect and are hereby ratified by Landlord and Tenant.

[Signature page follows.]

IN WITNESS WHEREOF the parties hereto intending to be legally bound have hereunto set their hands and seals the day and year first above written.

ATTEST:		The BUNCHER COMPANY

By:	/s/ Joseph M. Jackovic	By:	/s/ Thomas J. Balestrieri
	Joseph M. Jackovic Executive Vice President and Secretary		Thomas J. Balestrieri President/CEO

(Corporate Seal)

ATTEST:		HAEMONETICS CORPORATION

By:	/s/ Thomas Powers	By:	/s/ William P. Burke
	Thomas Powers Assistant Corporate Secretary		William P. Burke CFO
(Corporate Seal)

ACKNOWLEDGMENT

Commonwealth of MA        )
                    )     ss:
County of Bristol            )

    On this 22nd day of May, 2020, before me, a Notary Public, personally appeared William P. Burke, who acknowledged [himself/herself] to be the CFO of HAEMONETICS CORPORATION, a Massachusetts corporation, and that [he/she] as such CFO being authorized to do so, executed the foregoing Twelfth Amendment to Agreement of Lease, including but not limited to paragraph 5, for the purposes therein contained by signing in the name of the corporation by [himself/herself] as CFO.

WITNESS my hand and official seal the day and year aforesaid.

/s/ Sheryl A. Larkin
Notary Public

My Commission Expires: February 5, 2027